UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




                                  JULY 15, 2004
                        (Date of earliest event reported)

                                E-CENTIVES, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                     000-31559                52-1988332
(State or other jurisdiction   (Commission File Number)   (IRS Employer
    of incorporation)                                    Identification No.)


  6901 ROCKLEDGE DRIVE, 6TH FLOOR, BETHESDA,                        20817
               MARYLAND
  (Address of principal executive offices)                       (Zip Code)


                                 (240) 333-6100
              (Registrant's telephone number, including area code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On July 15, 2004, E-centives, Inc. (the "Company") decided to no longer engage KPMG LLP ("KPMG") as the Company's independent accountants. The Company is in the process of evaluating new independent accountants.

     (b) KPMG's audit reports on the Company's consolidated financial statements as of and for each of the years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     KPMG's report on the consolidated financial statements of the Company as of and for the years ended December 31, 2003 and 2002, contained a separate paragraph stating that the "Company is dependent upon its principal shareholder for continued funding". KPMG's report on the consolidated financial statements of the Company as of and for the years ended December 31, 2003 and 2002, also contained a separate paragraph stating that "effective January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS."

     (c) The decision to no longer engage KPMG as the Company's independent accountants was made by the Board of Directors of the Company. The Company does not have a separately designated standing Audit Committee of our Board of Directors. The Company is listed on the SWX Swiss Exchange, which exchange does not currently require that listed companies have an audit committee.

     (d) During the years ended December 31, 2003 and December 31, 2002 and through the date hereof, the Company did not have any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such years.

     (e) As previously disclosed in the Company's Annual Report on Form 10-K for the year ended on December 31, 2003, KPMG noted two matters involving the Company's internal controls that it considered to be reportable conditions under the standards established by the American Institute of Certified Public Accountants, in performing its audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2003. The first identified reportable condition related to appropriate segregation of duties to ensure that accurate information is contained in certain types of internal and external


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

corporate communications, including press releases. The second identified reportable condition related to the absence of certain controls such as a mechanism for employees to report concerns of questionable employee behavior to an independent party for investigation and resolution. Neither reportable condition was considered to be a material weakness.

     (f) The Company has requested that KPMG furnish it with a letter addressed to Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from KPMG dated July 21, 2004 is filed as
Exhibit 16.1 to this Current Report on Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


EXHIBIT NO.                DESCRIPTION
-----------                -----------------------------------------------------

16.1 Letter from KPMG LLP, dated July 21, 2004, regarding change in certifying accountant.


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    E-CENTIVES, INC.


                                                    By:  /S/ Tracy Slavin
                                                         --------------------
                                                         Tracy Slavin
                                                         Chief Financial Officer


Date:  July 21, 2004


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